UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 1, 2021

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction		(I.R.S. Employer
of incorporation)	(Commission File Number)	Identification Number)

100 Summer Street, Suite 2300
Boston, Massachusetts	02110
(Address of principal
executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ironwood Pharmaceuticals, Inc. (the “Company”) today announced that Thomas McCourt (age 64), who previously served as the Company’s President and interim Chief Executive Officer, was appointed by the Board of Directors (the “Board”) as the Company’s permanent Chief Executive Officer. In addition, on June 4, 2021, the Board also voted to increase the number of directors from ten to eleven and to appoint Mr. McCourt as a Class III director.  Mr. McCourt’s term will expire at the Company’s 2022 annual meeting of stockholders.

Biographical information for Mr. McCourt is available in the Company’s proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 22, 2021 in connection with the Company’s 2021 annual meeting of stockholders, such information being incorporated herein by reference. In his role as permanent Chief Executive Officer, Mr. McCourt’s annual base salary and target annual bonus will remain at $775,000 and 75% of annual base salary, respectively.  On June 7, 2021, Mr. McCourt also received a grant of 104,690 restricted stock units (“RSUs”) and 104,690 performance-based restricted stock units (“PSUs”), each representing the right to receive shares of the Company’s Class A common stock upon vesting of such awards and granted under the Company’s 2019 Equity Incentive Plan. The RSUs will vest over four years as to 25% of the RSUs on each approximate anniversary of the date of grant, and the vesting terms of the PSUs will be consistent with those applicable to the 2021 PSU awards described in the Proxy Statement.

There is no arrangement or understanding between Mr. McCourt and any other person pursuant to which Mr. McCourt was selected as a director. Mr. McCourt is not, and has not been since January 1, 2020, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

In addition, on June 1, 2021, Gina Consylman notified the Company that she is resigning from her position as Senior Vice President, Chief Financial Officer, and Treasurer, effective July 2, 2021. Ms. Consylman’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s financial reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: June 7, 2021	By:	/s/ Brian S. Tessler
Name: Brian S. Tessler
Title: Secretary & Interim General Counsel